                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CENTURION FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

    (2)   Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)   Proposed maximum aggregate value of transaction:

    (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.



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[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:

    (2)   Form, Schedule or Registration Statement No.:

    (3)   Filing Party:

    (4)   Date Filed:



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                           CENTURION U.S. CONTRA FUND
                       2425 East Camelback Road, Suite 530
                           Phoenix, Arizona 85016-4200

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a special meeting of shareholders ("Special Meeting") of Centurion U.S. Contra Fund (the "Fund"), a series of Centurion Funds, Inc. (the "Company"), will be held at the offices of Centurion Trust Company, the Fund's investment adviser ("Centurion"), 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200, on December 15, 2000, at 11:00 a.m., local time, for the following purpose:

     (1) To approve an amendment to the Company's charter to effect a one-for-three reverse split of the Fund's common stock and the related reduction in the Fund's stated capital.

     The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of the Fund at the close of business on November 21, 2000 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                        By order of the Board of Directors,

                                             /s/ Jennifer L. Stecker

                                             Jennifer L. Stecker
                                             Secretary

December 8, 2000

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.



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                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
------------                                         ---------------

Corporate Accounts

(1) ABC Corp........................................ ABC Corp.
(2) ABC Corp........................................ John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer......................... John Doe
(4) ABC Corp. Profit Sharing Plan................... John Doe, Trustee

Trust Accounts

(1) ABC Trust....................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78.................................. Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA................... John B. Smith
(2) Estate of John B. Smith......................... John B. Smith Jr., Executor

                           CENTURION U.S. CONTRA FUND
                       2425 East Camelback Road, Suite 530
                           Phoenix, Arizona 85016-4200

                                 PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held On December 15, 2000

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Centurion Funds, Inc. (the "Company"), on behalf of Centurion U.S. Contra Fund (the "Fund"), a series of the Company, for use at the special meeting of shareholders of the Fund, to be held at the offices of Centurion Trust Company, the Fund's investment adviser ("Centurion"), 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200, on December 15, 2000 at 11:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

     This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders of the Fund on or about December 8, 2000 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

     The costs of preparing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone (approximately $2,500), will be paid for by the Fund. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of Centurion and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

     If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     The presence at the Special Meeting, in person or by proxy, of the holders of at least one-third of the shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

     In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a vote against the proposal described herein.

     There is only one proposal in this Proxy Statement (the "Proposal"), and the Fund does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

     The Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to be cast.

     The Board of the Company has fixed the close of business on November 21, 2000 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote and any fractional share is entitled to a fractional vote at the Special Meeting.

     As of the close of business on the Record Date, 7,155,216 shares of the Fund were issued and outstanding. As of the Record Date, Centurion held of record 7,155,216 shares (100%) of the Fund. Although the shares of the Fund held of record by Centurion are owned beneficially by clients of Centurion, Centurion has, and intends to exercise, discretionary power to vote such shares in favor of the Proposal. As of the Record Date, the officers and Directors of the Company beneficially owned less than 1% of the issued and outstanding shares of the Fund.

     The Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund at 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200.

                       PROPOSAL: APPROVAL OF AN AMENDMENT
                       TO THE COMPANY'S CHARTER TO EFFECT
                       A REVERSE STOCK SPLIT FOR THE FUND

General

On November 21, 2000, the net asset value per share of the Fund was $5.56. As further described below, Management believes that it is in the best interest of both the Fund and its shareholders to effect a reverse stock split of the Fund's shares. Accordingly, the Board of Directors unanimously adopted resolutions approving and recommending that shareholders of the Fund authorize an amendment to the Company's charter (the "Amendment") to effect a one-for-three reverse split of the Fund's outstanding shares. A copy of the Amendment is attached as Exhibit A. The effect of the reverse stock split is to reduce the number of shares outstanding of the Fund while maintaining the Fund's and each shareholder's aggregate net asset value. The reverse stock split has the effect, however, of reducing the Fund's stated capital. The Board wishes to emphasize that each shareholder's aggregate investment in the Fund will remain unchanged as a result of the proposed Amendment. The reverse stock split will have no effect on the number or par value of the Fund's authorized shares.

     If approved by the shareholders, the reverse stock split will be effected as of the close of business on the effective date of the Amendment on the basis that each three shares of the Fund then outstanding will be converted into one share. Between the time of shareholder approval and the filing of the Amendment with the Maryland State Department of Assessments and Taxation, the Board of Directors may determine, as provided by Maryland law, to abandon the reverse stock split. The Board would take this action only if it determined that the reverse split was no longer in the best interest of the Fund's shareholders.

Board Consideration and Recommendation

     At a meeting of the Board of Directors of the Company held on November 17, 2000, Management proposed the reverse stock split as a means of increasing the per share value in the Fund. Management explained that the Fund was designed to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with Centurion. However, in rising markets, such as the one we have experienced virtually since the launch of the Fund, the net asset value per share of the Fund tends to decline. Management believes that the Fund's current low net asset value per share may confuse investors who may lose sight of the purpose of an investment in the Fund. As a result, in light of current market conditions and to prevent the Fund's net asset value from falling below $1.00, Management is proposing a reverse stock split of one share for each three shares of the Fund currently issued and outstanding. Management believes that such action would result in the net asset value per share of the Fund increasing from $5.56 currently to approximately $16.68 after the reverse stock split is effected.

     The Board noted that many important matters are voted on by shareholders on a portfolio specific basis, however, some matters, including the election of Directors and the ratification of the selection of independent auditors, involve a Company-wide vote (i.e., all shareholders have one vote per share). The proposed reverse stock split would therefore diminish the relative voting power of Fund shareholders on those Company-wide matters, but would have no effect on Fund shareholder rights on matters relating specifically to the Fund. After consideration of the foregoing factors, the Directors (including the non-interested Directors) approved the Amendment as both advisable and in the best interests of the Fund's shareholders.

     Despite the anticipated benefits of the reverse stock split, there can be no assurance that the net asset value of the Fund's shares immediately after the reverse stock split will be approximately triple the value of the shares immediately before the reverse stock split or that any increased value can be maintained for any period of time after the reverse stock split.

Effect of the Reverse Stock Split

     If the reverse stock split is approved at the Special Meeting and becomes effective, shareholders will have their shares automatically converted (without any action on their part) into a number of shares equal to their present number of shares divided by three. Fractional shares will be issued to shareholders so affected. The number of issued and outstanding shares of the Fund's common stock as of the Record Date would therefore be reduced from 7,155,216 to approximately 2,385,072 and the net asset value of the shares will be increased from $5.56 to approximately $16.68. The number of the Fund's common shares available for issuance will increase from 142,844,784 to approximately 147,614,928, however, the par value of the shares will not be affected and will remain at $0.001 per share. The reverse stock split will not affect any shareholder's proportionate equity interest in the Fund, or the rights, preferences or privileges of any of the Company's outstanding series of stock.

Federal Income Tax Consequences

     The following is a summary of the material anticipated federal income tax consequences of the reverse stock split to shareholders of the Fund. This summary is based on the federal income tax laws now in effect and as currently interpreted and does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Fund in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws. The summary does not address any consequences of the reverse stock split under any state, local or foreign tax laws.

     No ruling from the Internal Revenue Service (the "Service") or opinion of counsel will be obtained regarding the federal income tax consequences to the shareholders of the Fund as a result of the reverse stock split. Accordingly, each shareholder is encouraged to consult his or her tax adviser regarding the specific tax consequences of the proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws.

     The Fund believes that the reverse stock split would be a tax-free recapitalization to the Fund and its shareholders. If the reverse stock split qualifies as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), a shareholder of the Fund who exchanges his shares solely for new shares should recognize no gain or loss for federal income tax purposes. A shareholder's aggregate tax basis in the new shares received from the Fund should be the same as the aggregate tax basis in the shares exchanged therefor. The holding period of the new shares should include the period during which the shares surrendered were held, provided that such surrendered shares were held as capital assets.

Required Vote

     Approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to be cast. The Board of Directors of the Company, including a majority of the non-interested Directors, recommend that the shareholders of the Fund vote in favor of this Proposal.

                             ADDITIONAL INFORMATION

Service Providers

     As stated above, Centurion, located at 2425 E. Camelback Road, Suite 530, Phoenix, Arizona 85016, serves as investment adviser to the Fund. Credit Suisse Asset Management, LLC, One Citicorp Center, 153 E. 53rd Street, New York, NY 10022, serves as sub-adviser to the Fund. Effective June 5, 2000, Salomon Smith Barney Inc., located at 7 World Trade Center, New York, NY 10048, serves as the Fund's principal underwriter pursuant to a written agreement. SSB Citi Fund Management LLC, located at 7 World Trade Center, New York, New York 10048, serves as the Fund's Administrator pursuant to a written agreement dated November 24, 1998.

Financial Information

     The audited financial statements, notes to the audited financial statements and report of KPMG LLP, the independent accountants to the Fund, for the fiscal year ended September 30, 2000 included in the Fund's 2000 Annual Report to Shareholders is incorporated by reference herein and accompanies this Proxy Statement. KPMG LLP has served as the independent accountants to the Fund since the commencement of the Fund's operations. A representative of KPMG LLP will be available via telephone at the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Proposals of Shareholders

     The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request For Special Meeting

     Shareholders holding at least 10% of the Company's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Company. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Company of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before The Special Meeting

     The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

     It is important that proxies be returned promptly Shareholders who do not expect to attend the Special Meeting are therefore urged to complete, sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

By order of the Board of Directors,

/s/ Jennifer L. Stecker

Jennifer L. Stecker
Secretary

                                                                       EXHIBIT A

                              CENTURION FUNDS, INC.

                              ARTICLES OF AMENDMENT

     FIRST: The charter of Centurion Funds, Inc., a Maryland corporation (the "Corporation"), is hereby amended by adding a new Section 11 to Article V as follows:

     11. Immediately upon the acceptance of these Articles of Amendment for record (the "Effective Time") with the State Department of Assessments and Taxation of Maryland, the number of issued and outstanding shares of Common Stock, $.001 par value per share, of the Centurion U.S. Contra Fund (the "Fund") held by each shareholder immediately prior to the Effective Time shall be automatically divided by three.

     SECOND: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the shareholders of the Corporation as required by law.

     THIRD: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this __ day of ____, ________.

ATTEST:                                 CENTURION FUNDS, INC.



______________________________          By: ______________________________
Secretary                                   President

                               FORM OF PROXY CARD

                           CENTURION U.S. CONTRA FUND

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

Special Meeting of Shareholders to be held on December 15, 2000 at 11:00 a.m., local time.

     The undersigned holder of shares of Centurion U.S. Contra Fund (the "Fund"), a series of Centurion Funds, Inc. (the "Company"), hereby appoints Gerard P. Dipoto, Jr., Jennifer L. Stecker and Michael Kocur, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Company, 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200 at the date and time indicated above and at any and all adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                  Date:    _________________________________, 2000
                               PLEASE SIGN IN BOX BELOW

                  Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

                  --------------------------------------
                  Signature(s) Title(s), if applicable

NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

Please vote by filling in the appropriate box below

1. To approve an amendment to the Company's charter to effect a one-for-three reverse stock split of the Fund's common stock and the related reduction in the Fund's stated capital.

     For               Against          Abstain
     [ ]                 [ ]              [ ]

2. To transact such other business as may properly come before the meeting or any adjournment thereof.